                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                                  MARCH 2, 2001
                Date of Report (Date of earliest event reported)

                                   -----------

                             FREEREALTIME.COM, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                   0-27493                  33-0881720
----------------------------        ------------          ----------------------
(State or other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)

26880 LAGUNA HILLS DR., SUITE 200 ALISO
           VIEJO, CALIFORNIA                                     92656
----------------------------------------                  ----------------------
(Address of principal executive offices)                       (Zip Code)


                                 (949) 916-4100
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

        On March 2, 2001, Freerealtime.com (the "Company") accepted the resignations of two of the members of its Board of Directors, Messrs. David Gale and R. Clancy Woods bringing the number of current members on the Board to six. Mr. Geoffrey Moore also stepped down as Chief Executive Officer on the same date in order to focus all of his attention in the pursuit of strategic alternatives.

ITEM 7c. EXHIBITS.

         See Exhibit Index.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FREEREALTIME.COM, INC.
                                              (Registrant)


                                              By: /s/ M'LISS JONES KANE
                                                  --------------------------
                                                  Name: M'Liss Jones Kane
                                                  Title: Vice President and
                                                         General Counsel

Date: March 7, 2001

                                 EXHIBIT INDEX

          EXHIBIT
          NUMBER                  DESCRIPTION
          -------                 -----------

           99.1         Press Release dated March 2, 2001 issued by
                        Freerealtime.com, inc.